EXHIBIT 21.1

LIST OF SUBSIDIARIES OF WILLIAM LYON HOMES, A DELAWARE CORPORATION

William Lyon Homes, Inc.
(a California corporation)

California Equity Funding, Inc.
(a California corporation)

Sycamore CC, Inc.
(a California corporation)

Presley Homes
(a California corporation)

Presley CMR, Inc.
(a California corporation)

Duxford Financial, Inc. (formerly Presley Mortgage Company)
(a California corporation)

PH-LP Ventures
(a California corporation)

PH-Rielly Ventures, Inc.
(a California corporation)

HSP, Inc.
(a California corporation)

PH Ventures-San Jose
(a California corporation)

William Lyon Southwest, Inc.
(an Arizona corporation)

Lyon Waterfront, LLC
(a Delaware limited liability company)

Lyon East Garrison Company I, LLC
(a California limited liability company)

WLH Enterprises (formerly The Ranch Golf Club Co. which was formerly Carmel Mountain Ranch)
(a California general partnership)

Mountain Falls, LLC
(a Nevada limited liability company)

Mountain Falls Golf Course, LLC
(a Nevada limited liability company)

Charleston 215, LLC
(a Delaware limited liability company)

Circle G at the Church Farm North Joint Venture, LLC
(an Arizona limited liability company)

Brentwood Palmilla Owner LLC

(a Delaware limited liability company)

Polygon WLH LLC
(a Delaware limited liability company)

LT - AQ1, LLC
(a Delaware limited liability company)

LT - MR1, LLC
(a Delaware limited liability company)

LT - MR23, LLC
(a Delaware limited liability company)

LT - NoSo, LLC
(a Delaware limited liability company)

Cypress Avenue Owner, LLC
(a Delaware limited liability company)

Dickerson Owner, LLC
(a Delaware limited liability company)

Upland Sultana Owner, LLC
(a Delaware limited liability company)

Cascadian South L.L.C.
(an Oregon limited liability company)

Crossroads Bellevue Owner, LLC
(a Delaware limited liability company)

460 Central, L.L.C.
(a Washington limited liability company)

Baseline Woods SFD I, L.L.C.
(a Washington limited liability company)

Baseline Woods SFD II, L.L.C.
(a Washington limited liability company)

Baseline Woods West, L.L.C.
(a Washington limited liability company)

Bethany Creek Falls, L.L.C.
(a Washington limited liability company)

Brownstone At Issaquah Highlands, L.L.C.
(a Washington limited liability company)

Bryant Heights, L.L.C.
(a Washington limited liability company)

Bull Mountain Ridge, L.L.C.
(a Washington limited liability company)

Calais At Villebois, L.L.C.
(a Washington limited liability company)

Cascadian King Company, L.L.C.
(a Washington limited liability company)

Cascara At Redmond Ridge, L.L.C.
(a Washington limited liability company)

Cedar Falls Way LLC
(a Washington limited liability company)

Cornelius Pass Townhomes, L.L.C.
(a Washington limited liability company)

Edgewater Tualatin, L.L.C.
(a Washington limited liability company)

Grande Pointe At Villebois, L.L.C.
(a Washington limited liability company)

High Point III, L.L.C.
(a Washington limited liability company)

Highcroft at Sammamish, L.L.C.
(a Washington limited liability company)

Issaquah Highlands Investment Fund, L.L.C.
(a Washington limited liability company)

Les Bois At Villebois, L.L.C.
(a Washington limited liability company)

Mill Creek Terrace, L.L.C.
(a Washington limited liability company)

Murray & Weir SFD, L.L.C.
(a Washington limited liability company)

Orenco Woods SFD, L.L.C.
(a Washington limited liability company)

Peasley Canyon Homes, L.L.C.
(a Washington limited liability company)

PNW Cascadian Company, L.L.C.
(a Washington limited liability company)

Polygon At Brenchley Estates, L.L.C.
(a Washington limited liability company)

Polygon At Sunset Ridge, L.L.C.
(a Washington limited liability company)

Polygon At Villebois II, L.L.C.
(a Washington limited liability company)

Polygon At Villebois III, L.L.C.
(a Washington limited liability company)

Polygon At Villebois IV, L.L.C.
(a Washington limited liability company)

Polygon At Villebois V, L.L.C.
(a Washington limited liability company)

Polygon Northwest Company, L.L.C.
(a Washington limited liability company)

Polygon Paymaster, L.L.C.
(a Washington limited liability company)

Ridgeview Townhomes, L.L.C.
(a Washington limited liability company)

Riverfront MF, L.L.C.
(a Washington limited liability company)

Riverfront SF, L.L.C.
(a Washington limited liability company)

Silverlake Center, L.L.C.
(a Washington limited liability company)

Spanaway 230, L.L.C.
(a Washington limited liability company)

Sparrow Creek, L.L.C.
(a Washington limited liability company)

The Reserve At Maple Valley, L.L.C.
(a Washington limited liability company)

The Reserve At North Creek, L.L.C.
(a Washington limited liability company)

Twin Creeks At Cooper Mountain, L.L.C.
(a Washington limited liability company)

Viewridge At Issaquah Highlands, L.L.C.
(a Washington limited liability company)

W.R. Townhomes F, L.L.C.
(a Washington limited liability company)